Exhibit 10.3

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is effective as of August     , 2010 (the “Effective Date”), by and among HARTE-HANKS, INC., a Delaware corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Loan Agreement (hereinafter defined).

W I T N E S S E T H

A. The Borrower has entered into that certain Term Loan Agreement dated as of September 6, 2006, with the Administrative Agent and the Lenders from time to time party thereto (the “Loan Agreement”). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement; all Section references are to Sections in the Loan Agreement; and all Paragraph references are to Paragraphs in this Amendment.

B. The Borrower and the Administrative Agent, with the consent of the Required Lenders, have agreed to amend the Loan Agreement (i) to permit Liens in the form of cash collateral or defeasance accounts in connection with that certain Credit Agreement between Borrower and Bank of America, N.A., as administrative agent, and the other lenders party thereto dated on or about August 12, 2010, (ii) to clarify the cross-default provisions as they relate to the Revolver Facility (as herein defined), and (iii) as otherwise set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

AMENDMENTS TO LOAN AGREEMENT.

1.1 Amendment Provisions.

(a) Section 1.1 is amended, as follows:

(i) A definition of “Revolver Facility” is inserted in Section 1.1 in the correct alphabetical order, and shall read as follows:

““Revolver Facility” means that certain Five-Year Credit Agreement dated as of August 12, 2005, among the Borrower, certain lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent thereunder, as refinanced, refunded, replaced, and/or extended by that certain Credit Agreement dated August 12, 2010, among the Borrower, certain lenders party thereto, and Bank of America, N.A., as the administrative agent thereunder (as such agreements may have been or may hereafter be amended, modified, restated, or supplemented from time to time).”

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(ii) The definition of “Letters of Credit” is amended by deleting the current text thereof and substituting the following:

““Letters of Credit” means, on any date of determination, all letters of credit then issued pursuant to the Revolver Facility.”

(b) Section 6.01(f) of the Loan Agreement is amended by deleting the current text thereof and substituting therefor the following:

“(f) With respect to Letters of Credit issued for the account of, or swing line loans made to, the Borrower or its Subsidiaries pursuant to the Revolver Facility, any cash collateral or defeasance account created with respect to any such letter of credit or swing line loan.”

(c) Article VII of the Loan Agreement is amended by revising clauses (f) and (g) thereof to read as follows:

“(f) the Borrower or any of its Material Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of the Revolver Facility or any Material Indebtedness, when and as the same shall become due and payable (whether at stated maturity or on acceleration);

(g) any event or condition occurs that results in the Revolver Facility or any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, but without any further lapse of time) the holder or holders of the Revolver Facility or any Material Indebtedness or any trustee or agent on its or their behalf to cause the Revolver Facility or any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to the scheduled maturity thereof; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (ii) the voluntary prepayment of any Indebtedness that is not then otherwise due or required to be prepaid pursuant to its terms;”

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Administrative Agent and Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders (with the knowledge and intent that the Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct on

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the date hereof in all material respects, as though made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate as of such earlier date); (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to the transactions contemplated by this Amendment; (c) the Borrower has the right and power, and has taken all necessary action to authorize it to execute, deliver, and perform this Amendment in accordance with its terms and to consummate the transaction contemplated hereby; (d) this Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and is a legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

ARTICLE 3.

MISCELLANEOUS.

3.1 Effectiveness of this Amendment. Upon execution and delivery of this Amendment by the Borrower and the Required Lenders, this Amendment shall be effective as of the Effective Date.

3.2 Effect on Loan Documents. The Loan Agreement and all related Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to “Loan Agreement” or “Agreement” shall be to the Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of the Lenders under the Loan Agreement or any Loan Documents, nor constitute a waiver under the Loan Agreement or any other provision of the Loan Documents

3.3 Reference to Miscellaneous Provisions. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Documents referred to in the Loan Agreement, and the provisions relating to “this Agreement” or the “Loan Documents” as set forth in Article IX of the Loan Agreement are incorporated herein by reference the same as if set forth herein verbatim.

3.4 Costs and Expenses. The Borrower agrees to pay promptly the reasonable fees and expenses of counsel to the Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

3.5 Counterparts. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by the Borrower and the Administrative Agent.

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3.6 Parties. This Amendment binds and inures to the Borrower and the Administrative Agent and their respective successors and assigns.

3.7 Entirety. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts, effective as of the Effective Date.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES TO FOLLOW.

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HARTE-HANKS, INC., as Borrower

By:	/s/ Douglas C. Shepard

Name:	Douglas C. Shepard

Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Lender

By:	/s/ Reginald M. Goldsmith III

Name:	Reginald M. Goldsmith III

Title:	Director

Signature Page to Second Amendment to Term Loan Agreement

BANK OF AMERICA, NA., successor by merger to LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Maria F. Maia

Name:	Maria F. Maia

Title:	Managing Director

Signature Page to Second Amendment to Term Loan Agreement

COMERICA BANK, as a Lender

By:	/s/ Joey Powell

Name:	Joey Powell

Title:	Vice President

Signature Page to Second Amendment to Term Loan Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert L. Mendoza

Name:	Robert L. Mendoza

Title:	Vice President

Signature Page to Second Amendment to Term Loan Agreement

THE NORINCHUKIN BANK NEW YORK BRANCH, as a Lender

By:	/s/ KAZUTO NAKAMURA

Name:	KAZUTO NAKAMURA

Title:	General Manager

Signature Page to Second Amendment to Term Loan Agreement